JPMorgan Funds - JPMorgan Insurance Trust
Rule 10f-3 Transactions
For the period from January 1, 2013 to June 30, 2013

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 1/7/2013
Issuer ADT Corp (ADT 4.125% June 15, 2023 144A)
Cusip 00101JAD
Bonds 17,000
Offering Price $99.986
Spread 0.630%
Cost $16,998
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.61%
Syndicate Members Citigroup Global Markets, Goldman sachs, Morgan Stanley, BONY Mellon, Bank America Merrill Lynch, Barclays Capital, Credit Suisse, Deutsche bank, JPMorgan, Scotia Capital, Wells Fargo, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 1/7/2013
Issuer Daimler Finance North America LLC (DAIGR 1.875% January 11, 2018 144A)
Cusip 233851AU
Bonds 150,000
Offering Price $99.583
Spread 0.300%
Cost $149,375
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.59%
Syndicate Members Citigroup Global Markets, JPMorgan, Mizuho Securities, RBS Securities
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 1/8/2013
Issuer Comcast Corporation (CMCSA 4.25% January 15, 2033)
Cusip 20030NBH
Bonds 87,000
Offering Price $99.161
Spread 0.650%
Cost $86,270
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.13%
Syndicate Members Barclays Capital, Deutsche bank, Goldman sachs, RBS Securities, UBS Securities, Allen & Co, BNP Paribas, Braodpoint Capital, Citigroup, Credit Suisse, DNB Markets, Drexel Hamilton, JPMorgan, Lebenthal & Co, Lloyds Securities, Loop Capital, Bank America Merrill Lynch, MFR Securities, Mischler Financial, Mixuho Securities, Morgan Stanley, PNC Capital, RBC Capital, Samuel A Ramirez & Co, Santander Investments, SMBC Nikko Capital, SunTrust Robinson Humphrey, TD Securities, US Bancorp, Wells Fargo, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 1/14/2013
Issuer Penske Truck Leasing Co., LP (PENSKE 2.875% July 17, 2018 144A)
Cusip 709599AL
Bonds 27,000
Offering Price $99.783
Spread 0.500%
Cost $26,941
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.00%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Wells fargo, Bank of Tokyo-Mitsubishi UFJ, Comerica Securities, Deutsche Bank, Fifth Third Securities, Huntington Capital, Mizuho Securities, PNC Capital, RBS Securities, SMBC Nikko Capital, Sovereign Bank, US Bancorp
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 1/16/2013
Issuer Zoetis Inc (ZTS 4.70% February 1, 2043 144A)
Cusip 98978VAC
Bonds 9,000
Offering Price $99.268
Spread 0.750%
Cost $8,934
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.21%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, BNP Paribas, Citigroup, Deutsche bank, HSBC Securities, JPMorgan, Morgan Stanley, RBC Capital, Loop Capital, Rabo Securities, Standard Chartered, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 1/16/2013
Issuer Zoetis Inc (ZTS 1.875% February 1, 2018144A)
Cusip 98978VAF
Bonds 14,000
Offering Price $99.943
Spread 0.600%
Cost $13,992
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.62%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, BNP Paribas, Citigroup, Deutsche bank, HSBC Securities, JPMorgan, Morgan Stanley, RBC Capital, Loop Capital, Rabo Securities, Standard Chartered, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/11/2013
Issuer Vodafone Group Plc (VOD 1.50% February 19, 2018)
Cusip 92857WBE
Bonds 50,000
Offering Price $99.540
Spread 0.150%
Cost $49,770
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.41%
Syndicate Members Barclays Capital, HSBC Securities, JPMorgan, Mitsubishi UFJ Securities, Morgan Stanley
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/12/2013
Issuer American Honda Finance (HNDA 1.60% February 16, 2018 144A)
Cusip 02666QM2
Bonds 200,000
Offering Price $99.943
Spread 0.350%
Cost $199,886
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.86%
Syndicate Members Citigroup Global Markets, JPMorgan, RBS Securities
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/12/2013
Issuer Arrow Electrics Inc (ARW 3.00% March 1, 2018)
Cusip 042735BB
Bonds 13,000
Offering Price $99.481
Spread 0.600%
Cost $12,933
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.21%
Syndicate Members Goldman Sachs, JPMOrgan, Bank America Merrill Lynch, BNP Paribas, HSBC Securities, Mitsubishi UFJ Securities, Mizuho Securities, RBS Securities, Scotia Capital, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 2/12/2013
Issuer Arrow Electrics Inc (ARW 4.50% March 1, 2023)
Cusip 042735BC
Bonds 15,000
Offering Price $99.202
Spread 0.650%
Cost $14,880
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.43%
Syndicate Members Goldman Sachs, JPMOrgan, Bank America Merrill Lynch, BNP Paribas, HSBC Securities, Mitsubishi UFJ Securities, Mizuho Securities, RBS Securities, Scotia Capital, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 3/5/2013
Issuer Burlington Northern Santa Fe, LLC (BNSF 3.00% March 15, 2023)
Cusip 12189LAM
Bonds 50,000
Offering Price $100.000
Spread 0.450%
Cost $50,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.45%
Syndicate Members JPMorgan, Morgan Stanley, Wells Fargo, BMO Capital, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 3/11/2013
Issuer Viacom Inc. (VIA 3.25% March 15, 2023)
Cusip 92553PAR
Bonds 22,000
Offering Price $99.148
Spread 0.450%
Cost $21,813
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.58%
Syndicate Members BNP Paribas, Goldman Sachs, JPMorgan, RBC Capital, Banca IMI, BNY Mellon, Lloyds Securities, Santander Investments, US Bancorp, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 4/9/2013
Issuer EADS Finance B.V. (EADFP 2.70% April 17, 2023 144A)
Cusip 26824KAA
Bonds 32,000
Offering Price $99.748
Spread 0.450%
Cost $31,919
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.31%
Syndicate Members Barclays Capital, Citigroup, JPMorgan, Morgan Stanley, RBS Securities
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 4/30/2013
Issuer Apple Inc. (AAPL FRN May 3, 2018)
Cusip 037833AG
Bonds 69,000
Offering Price $100.000
Spread 0.200%
Cost $69,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.73%
Syndicate Members Deutsche Bank, Goldman Sachs, Bank America Merrill Lynch, Barclays capital, Citigroup, JPMorgan, Standard Chartered
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 4/30/2013
Issuer Apple Inc (AAPL 2.40% May 3, 2023)
Cusip 037833AK
Bonds 142,000
Offering Price $99.867
Spread 0.300%
Cost $141,811
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.89%
Syndicate Members Deutsche Bank, Goldman Sachs, Bank America Merrill Lynch, Barclays capital, Citigroup, JPMorgan, Standard Chartered
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/8/2013
Issuer Statoil ASA (STLNO 2.65% January 15, 2024)
Cusip 85771PAK
Bonds 143,000
Offering Price $99.802
Spread 0.300%
Cost $142,717
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.00%
Syndicate Members Deutsche Bank, JPMorgan, Morgan Stanley, RBS Securities
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/13/2013
Issuer AGL Capital Corporation (GAS 4.40% June 1, 2043)
Cusip 001192AK
Bonds 42,000
Offering Price $99.618
Spread 0.880%
Cost $41,840
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.88%
Syndicate Members JPMorgan, Bank America Merrill Lynch, Mitsubishi UFJ Securities, Morgan Stanley, Wells Fargo, BB&T Capital, Fifth Third, RBS Securities, SunTrust Robinson Humphrey, US Bancorp
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/13/2013
Issuer Petrobras Global Finance (PETBRA 4.375% May 20, 2023)
Cusip 71647NAF
Bonds 56,000
Offering Price $98.828
Spread 0.300%
Cost $55,344
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.58%
Syndicate Members BB Securities, Citigroup, HSBC Securities, Itau BBA USA, JPMorgan, Bank Americ Merrill Lynch, Mitsubishi UFJ Securities, Standard Chartered Bank
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/15/2013
Issuer Merck & Co., Inc. (MRK 2.80% May 18, 2023)
Cusip 58933YAF
Bonds 63,000
Offering Price $99.913
Spread 0.450%
Cost $62,945
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 0.52%
Syndicate Members BNP Paribas, Deutsche Bank, JPMorgan, Morgan Stanley, Citigroup, Credit Suisse, Drexel Hamilton, Goldman Sachs, HSBC Securities, Bank America Merrill Lynch, RBS Securities, Santander Investments, SG Americas, SMBC Nikko, Dtandard Chartered, UBS Securities, US Bancorp, Well Fargo, Williams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 5/15/2013
Issuer State Grid Overseas INV (CHGRID 1.75% May 22, 2018 144A)
Cusip 856899AA
Bonds 200,000
Offering Price $99.843
Spread 0.250%
Cost $199,686
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.66%
Syndicate Members BOC International, Citigroup, Deutsche Bank, Goldman Scahs, HSBC Securities, ICBC International, JPMorgan, Morgan Stanley, UBS Securities
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 6/3/2013
Issuer Aflac Inc (AFL 3.625% June 15, 2023)
Cusip 001055AL
Bonds 63,000
Offering Price $100.000
Spread 0.650%
Cost $63,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.50%
Syndicate Members Goldman Sachs, JPMorgan, Mixuho Securities, Morgan Stanley, BNY Mellon, Credit Suisse, Fifth Third Securities, Bank America Merrill Lynch, SMBC Nikko, Wells Fargo
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 6/3/2013
Issuer EMC Corporation (EMC 3.375% June 1, 2023)
Cusip 268648AN
Bonds 50,000
Offering Price $99.925
Spread 0.600%
Cost $49,963
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.14%
Syndicate Members Barclays Capital, Citigroup, Deutsche Bank, Goldman Sachs, JPMorgan, Bank America Merrill Lynch, Morgan Stanley, RBS Securities, UBS Securities, Wells Fargo, Banca IMI, BMO Capital, BNY Mellon, Credit Suisse, Evercore Group, HSBC Securities, ING Financial, Jefferies, KeyBanc, Lloyds Securities, Mitsubishi UFJ, Mizuho, Needham, PNC Capital, Raymond James, RBC Capital, Santander, SG Americas, SMBC Nikko, US Bancorp, Willams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 6/3/2013
Issuer EMC Corporation (EMC 1.875% June 1, 2018)
Cusip 268648AP
Bonds 40,000
Offering Price $99.943
Spread 0.500%
Cost $39,977
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.18%
Syndicate Members Barclays Capital, Citigroup, Deutsche Bank, Goldman Sachs, JPMorgan, Bank America Merrill Lynch, Morgan Stanley, RBS Securities, UBS Securities, Wells Fargo, Banca IMI, BMO Capital, BNY Mellon, Credit Suisse, Evercore Group, HSBC Securities, ING Financial, Jefferies, KeyBanc, Lloyds Securities, Mitsubishi UFJ, Mizuho, Needham, PNC Capital, Raymond James, RBC Capital, Santander, SG Americas, SMBC Nikko, US Bancorp, Willams Capital
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 6/4/2013
Issuer The Allstate Corporation (ALL 3.15% June 15, 2023)
Cusip 020002AZ
Bonds 31,000
Offering Price $99.803
Spread 0.650%
Cost $30,939
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.40%
Syndicate Members Bank America Merrill Lynch, Citigroup, Credit Suisse, Deutsche Bank, Goldman Sachs, Wells Fargo, JPMorgan
Fund JPMorgan Insurance Trust Core Bond Portfolio
Trade Date 6/17/2013
Issuer Chevron Corporation (CVX 2.427% June 24, 2020)
Cusip 166764AG
Bonds 20,000
Offering Price $100.000
Spread 0.180%
Cost $20,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.91%
Syndicate Members Barclays Capital, JPMorgan, Morgan Stanley, Wells Fargo, Blaylock Robert Van LLC, Muriel Siebert & Co

Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 1/16/2013
Issuer Alnylam Pharmaceuticals, Inc. (ALNY) IPO
CUSIP/ Sedol 02043Q10
Shares 2,700
Offering Price $20.13
Spread $1.208
Cost $54,351
Dealer Executing Trade Morgan Stanley and Company
% of Offering 0.36%
Syndicate JPMorgan/ Morgan Stanley/ Deutsche Bank Securities/ Leerink Swann/ Needham & Company/ Piper Jaffray/ JMP Securities
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 1/18/2013
Issuer Norwegian Cruise Line Holdings Ltd. (NCLH) IPO
CUSIP/ Sedol G6672110
Shares 7,500
Offering Price $19.00
Spread $1.093
Cost $142,500
Dealer Executing Trade UBS Securities
% of Offering 0.26%
Syndicate UBS Investment Bank/ Barclays/ Citigroup/ Deutsche Bank Securities/ Goldman, Sachs & Co./ JPMorgan/ DNB Markets/ HSBC/ SunTrust Robinson Humphrey/ Wells Fargo Securities/ Lebenthal Capital Markets
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 1/25/2013
Issuer Bright Horizons Family Solutions, Inc. (BFAM) IPO
CUSIP/ Sedol 10,919,410
Shares 1,000
Offering Price $22.00
Spread $1.485
Cost $22,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering 0.59%
Syndicate Goldman, Sachs & Co./ JPMorgan/ Barclays/ BofA Merrill Lynch/ Credit Suisse/ Baird/ BMO Capital Markets/ Stifel Nicolaus Weisel/ SMBC Nikko
Fund JPMorgan Insurance Trust Intrepid Growth Portfolio
Trade Date 1/31/2013
Issuer Zoetis, Inc. (ZTS) IPO
CUSIP/ Sedol 98978V10
Shares 4,900
Offering Price $26.00
Spread $0.962
Cost $127,400
Dealer Executing Trade BofA Merrill Lynch
% of Offering 1.90%
Syndicate JPMorgan/  BofA Merrill Lynch/ Morgan Stanley/ Barclays/ Citigroup/ Credit Suisse/ Deutsche Bank Securities/ Goldman, Sachs & Co./ Guggenheim Securities/ Jeffries/ BNP Paribus/ HSBC/ Loop Capital Markets/ RBC Capital Markets/ The Williams Capital Group, LP/ UBS Investment Bank/ Lebenthal Capital Markets/ Piper Jaffray/ Ramirez & Co., Inc.
Fund JPMorgan Insurance Trust US Equity Portfolio
Trade Date 1/31/2013
Issuer Zoetis, Inc. (ZTS) IPO
CUSIP/ Sedol 98978V10
Shares 1,500
Offering Price $26.00
Spread $0.962
Cost $39,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering 1.90%
Syndicate JPMorgan/  BofA Merrill Lynch/ Morgan Stanley/ Barclays/ Citigroup/ Credit Suisse/ Deutsche Bank Securities/ Goldman, Sachs & Co./ Guggenheim Securities/ Jeffries/ BNP Paribus/ HSBC/ Loop Capital Markets/ RBC Capital Markets/ The Williams Capital Group, LP/ UBS Investment Bank/ Lebenthal Capital Markets/ Piper Jaffray/ Ramirez & Co., Inc.
Fund JPMorgan Insurance Trust US Equity Portfolio
Trade Date 1/31/2013
Issuer Zoetis, Inc. (ZTS) IPO
CUSIP/ Sedol 98978V10
Shares 1,100
Offering Price $26.00
Spread $0.962
Cost $28,600
Dealer Executing Trade BofA Merrill Lynch
% of Offering 1.90%
Syndicate JPMorgan/  BofA Merrill Lynch/ Morgan Stanley/ Barclays/ Citigroup/ Credit Suisse/ Deutsche Bank Securities/ Goldman, Sachs & Co./ Guggenheim Securities/ Jeffries/ BNP Paribus/ HSBC/ Loop Capital Markets/ RBC Capital Markets/ The Williams Capital Group, LP/ UBS Investment Bank/ Lebenthal Capital Markets/ Piper Jaffray/ Ramirez & Co., Inc.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 2/5/2013
Issuer Boise Cascade Company (BCC) IPO
CUSIP/ Sedol 09739D10
Shares 3,500
Offering Price $21.00
Spread $1.418
Cost $73,500
Dealer Executing Trade BofA Merrill Lynch
% of Offering 1.31%
Syndicate BofA Merrill Lynch/ Goldman, Sachs & Co./ Deutsche Bank Securities/ JP Morgan/ Wells Fargo Securities/ DA Davidson & Co./ Moelis & Company/ Piper Jaffray
Fund JPMorgan Insurance Trust Mid Cap Growth Portfolio
Trade Date 2/15/2013
Issuer Nielsen Holdings NV (NLSN) Secondary
CUSIP/ Sedol N6321810
Shares 800
Offering Price $32.55
Spread $0.977
Cost $26,040
Dealer Executing Trade Goldman, Sachs & Co.
% of Offering 0.09%
Syndicate JP Morgan/ Citigroup/ Goldman, Sachs & Co./ Credit Suisse/ Deutsche Bank Securities/ Morgan Stanley/ Wells Fargo Securities/ HSBC/ RBC Capital Markets/ Williams Blair/ Blaylock Robert Van, LLC/ Loop Capital Markets/ Mizuho Securities/ The Williams Capital Group, LP
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 3/7/2013
Issuer KAR Auction Services, Inc. (Secondary)
CUSIP/ Sedol 48238T10
Shares 23,400
Offering Price $19.25
Spread $0.770
Cost $450,450
Dealer Executing Trade Credit Suisse Securities
% of Offering 2.31%
Syndicate Credit Suisse/ Goldman, Sachs & Co./ JP Morgan/ Barclays/ BMO Capital/ BofA Merrill Lynch/ Deutsche Bank Securities/ Baird/ Barrington Research/ BB&T Capital Markets/ Stephens Inc.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 3/20/2013
Issuer Model N, Inc. (IPO)
CUSIP/ Sedol 60,752,510
Shares 4,100
Offering Price $15.50
Spread $1.085
Cost $63,550
Dealer Executing Trade Deutsche Bank Securities
% of Offering 4.96%
Syndicate JP Morgan/ Deutsche Bank Securities/ Stifel/ Pacific Crest Securities/ Piper Jaffray/ Raymond James
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 3/22/2013
Issuer Graphic Packaging Holding Company (Secondary)
CUSIP/ Sedol 38,868,910
Shares 12,000
Offering Price $7.00
Spread $0.280
Cost $84,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering 1.35%
Syndicate Goldman, Sachs & Co./ BofA Merrill Lynch/ JP Morgan/ Citigroup/ Deutsche Bank Securities/ TDG Capital BD, LLC/ Baird/ Oppenheimer & Co.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 4/10/2013
Issuer Taylor Morrison Home Corporation (THMC) IPO
CUSIP/ Sedol 87724P10
Shares 14,300
Offering Price $22.00
Spread $1.320
Cost $314,600
Dealer Executing Trade Citigroup Global Markets
% of Offering 2.32%
Syndicate Credit Suisse/ Citigroup/ Deutsche Bank Securities/ Goldman, Sachs & Co./ JP Morgan/ Zelman Partners LLC/ HSBC/ Wells Fargo Securities/ FBR/ JMP Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 4/11/2013
Issuer Infinity Pharmaceuticals (INFI) Secondary
CUSIP/ Sedol 45665G30
Shares 4,000
Offering Price $40.00
Spread $1.600
Cost $160,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering 0.42%
Syndicate Morgan Stanley/ JP Morgan
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 4/12/2013
Issuer Evertec, Inc. (EVTC) IPO
CUSIP/ Sedol 30040P10
Shares 2,000
Offering Price $20.00
Spread $1.100
Cost $40,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering 0.35%
Syndicate Goldman, Sachs & Co./ JP Morgan/ Morgan Stanley/ Deutsche Bank Securities/ BofA Merrill Lynch/ Credit Suisse/ UBS Investment Bank/ William Blair/ Apollo Global Securities/ Popular Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 4/19/2013
Issuer SeaWorld Entertainment, Inc. (SEAS) IPO
CUSIP/ Sedol 81282V10
Shares 7,600
Offering Price $27.00
Spread $1.620
Cost $205,200
Dealer Executing Trade Goldman Sachs and Company
% of Offering 3.26%
Syndicate Goldman, Sachs & Co./ JP Morgan/ Citigroup/ BofA Merrill Lynch/ Barclays/ Wells Fargo Securities/ Blackstone Capital Markets/ Lazard Capital Markets/ Macquarie Capital/ KeyBanc Capital Markets/ Nomura/ Drezel Hamilton, LLC/ Ramirez & Co., Inc.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 5/9/2013
Issuer Cyan, Inc. (CYNI) IPO
CUSIP/ Sedol 23247W10
Shares 7,600
Offering Price $11.00
Spread $0.770
Cost $83,600
Dealer Executing Trade Goldman Sachs and Company
% of Offering 9.64%
Syndicate Goldman, Sachs & Co/ Jefferies/ JPMorgan/ Pacific Crest Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 5/9/2013
Issuer PennyMac Financial Services, Inc. (PFSI) IPO
CUSIP/ Sedol 70932B10
Shares 2,000
Offering Price $18.00
Spread $1.125
Cost $36,000
Dealer Executing Trade Citigroup Global Markets
% of Offering 0.81%
Syndicate Citigroup/ BofA Merrill Lynch/ Credit Suisse/ Goldman, Sachs & Co/ Barclays/ JPMorgan/ Morgan Stanley/ Wells Fargo Securities
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 5/9/2013
Issuer Quintiles Transnational Holdings (Q) IPO
CUSIP/ Sedol 74876Y10
Shares 4,600
Offering Price $40.00
Spread $2.200
Cost $184,000
Dealer Executing Trade Barclays Capital
% of Offering 0.44%
Syndicate Morgan Stanley/ Barclays/ JPMorgan/ Citigroup/ Goldman, Sachs & Co/ Wells Fargo Securities/ BofA Merrill Lynch/ Deutsche Bank Securities/ Baird/ William Blair/ Jefferies/ Guggenheim Securities/ Piper Jaffray/ Raymond James/ RBC Capital Markets/ UBS Investment Bank
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 5/16/2013
Issuer William Lyon Homes, Inc. (WLH) IPO
CUSIP/ Sedol 55,207,470
Shares 4,600
Offering Price $25.00
Spread $1.750
Cost $115,000
Dealer Executing Trade Credit Suisse Securities
% of Offering 2.61%
Syndicate Credit Suisse/ JPMorgan/ Citigroup/ Zelman Partners LLC/ Houilhan Lokey/ Comerica Securities
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 5/17/2013
Issuer Tableau Software, Inc. (DATA) IPO
CUSIP/ Sedol 87336U10
Shares 2,900
Offering Price $31.00
Spread $2.170
Cost $89,900
Dealer Executing Trade Goldman Sachs and Company
% of Offering 4.91%
Syndicate Goldman, Sachs & Co/ Morgan Stanley/ Credit Suisse/ JPMorgan/ UBS Investment Bank/ JMP Securities/ BMO Capital Markets
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 5/23/2013
Issuer Ply Gem Holdings, Inc. (PGEM) IPO
CUSIP/ Sedol 72941W10
Shares 2,900
Offering Price $21.00
Spread $1.399
Cost $60,900
Dealer Executing Trade Goldman Sachs and Company
% of Offering 4.54%
Syndicate JPMorgan/ Credit Suisse/ Goldman, Sachs & Co/ UBS Investment Bank/ Deutsche Bank Securities/ BB&T Capital Markets/ Zelman Partners LLC/ Stephens Inc
Fund JPMorgan Insurance Trust Equity Index Portfolio
Trade Date 6/6/2013
Issuer General Motors Company (GM) Secondary
CUSIP/ Sedol 37045V10
Shares 2,262
Offering Price $34.41
Spread $0.020
Cost $77,835
Dealer Executing Trade Morgan Stanley and Company
% of Offering 0.21%
Syndicate Citigroup/ JPMorgan/ Morgan Stanley/ BofA Merrill Lynch/ Credit Suisse/ Goldman, Sachs & Co./ Academy Securities, Inc./ C.L. King & Associates/ Drexel Hamilton
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 6/13/2013
Issuer Coty Inc. (COTY) IPO
CUSIP/ Sedol 22,207,020
Shares 4,500
Offering Price $17.50
Spread $0.613
Cost $78,750
Dealer Executing Trade BofA Merrill Lynch
% of Offering 0.37%
Syndicate BofAMerrill Lynch/ JPMorgan/ Morgan Stanley/ Barclays/ Deutsche Bank Securities/ Wells Fargo Securities/ Lazard Capital Markets/ Piper Jaffray/ RBC Capital Markets/ BNP Paribas/ Credit Agricole CIB/ HSBC/ ING/ Moelis & Company/ RBS/ Sanford C. Bernstein/ Santander/ Ramirez & Co., Inc./ Telsey Advisory Group/ The Williams Capital Group, L.P.
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 6/18/2013
Issuer Bluebird Bio, Inc. (BLUE) IPO
CUSIP/ Sedol 09609G10
Shares 1,800
Offering Price $17.00
Spread $1.190
Cost $30,600
Dealer Executing Trade BofA Merrill Lynch
% of Offering 0.40%
Syndicate JPMorgan/ BofA Merrill Lynch/ Cowen and Company/ Canaccord Genuity/ Wedbush PacGrow Life Sciences
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 6/20/2013
Issuer Gogo Inc. (GOGO) IPO
CUSIP/ Sedol 38046C10
Shares 5,300
Offering Price $17.00
Spread $1.190
Cost $90,100
Dealer Executing Trade Morgan Stanley and Company
% of Offering 4.63%
Syndicate Morgan Stanley/ JPMorgan/ UBS Investment Bank/ Allen & Company LLC/ Evercore Partners/ William Blair
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 6/20/2013
Issuer PTC Therapeutics, Inc. (PTCT) IPO
CUSIP/ Sedol 69366J20
Shares 3,000
Offering Price $15.00
Spread $1.050
Cost $45,000
Dealer Executing Trade Credit Suisse Securities
% of Offering 0.47%
Syndicate JPMorgan/ Credit Suisse/ Cowen and Company/ Wedbush PacGrow Life Sciences
Fund JPMorgan Insurance Trust Mid Cap Growth Portfolio
Trade Date 6/26/2013
Issuer HD Supply Holdings, Inc. (HDS) IPO
CUSIP/ Sedol 40416M10
Shares 25,100
Offering Price $18.00
Spread $0.765
Cost $451,800
Dealer Executing Trade BofA Merrill Lynch
% of Offering 5.73%
Syndicate BofA Merrill Lynch/ Barclays/ JPMorgan/ Credit Suisse/ Citigroup/ Deutsche Bank Securities/ Goldman Sachs & Co./ Morgan Stanley/ UBS Investment Bank/ Wells Fargo Securities/ Baird/ William Blair/ Raymond James/ BB&T Capital Markets/ SunTrust Robinson Humphrey/ Drexel Hamilton/ Guzman & Company
Fund JPMorgan Insurance Trust Small Cap Core Portfolio
Trade Date 6/26/2013
Issuer NanoString Technologies, Inc. (NSTG) IPO
CUSIP/ Sedol 63009R10
Shares 12,100
Offering Price $10.00
Spread $0.700
Cost $121,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering 11.83%
Syndicate JPMorgan/ Morgan Stanley/ Leerink Swann/ Baird
Fund JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
Trade Date 6/27/2013
Issuer CDW Corporation (CDW) IPO
CUSIP/ Sedol 12514G10
Shares 6,800
Offering Price $17.00
Spread $0.935
Cost $115,600
Dealer Executing Trade Barclays Capital Inc.
% of Offering 8.29%
Syndicate JPMorgan/ Barclays/ Goldman, Sachs & Co./ Deustche Bank Securities/ Morgan Stanley/ Baird/ Raymond James/ William Blair/ Needham & Company/ Stifel/ Loop Capital Markets/ The Williams Capital Group, L.P.
Fund JPMorgan Insurance Trust Mid Cap Value Portfolio
Trade Date 6/27/2013
Issuer CDW Corporation (CDW) IPO
CUSIP/ Sedol 12514G10
Shares 38,900
Offering Price $17.00
Spread $0.935
Cost $661,300
Dealer Executing Trade Barclays Capital Inc.
% of Offering 8.29%
Syndicate JPMorgan/ Barclays/ Goldman, Sachs & Co./ Deustche Bank Securities/ Morgan Stanley/ Baird/ Raymond James/ William Blair/ Needham & Company/ Stifel/ Loop Capital Markets/ The Williams Capital Group, L.P.